EXHIBIT 10.1


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                           CONVERTIBLE PROMISSORY NOTE

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                                                              New York, New York
US$__________                                               December  [__], 2005

     FOR VALUE RECEIVED, PHASE III MEDICAL, INC., a Delaware corporation (the "Maker"), unconditionally, subject to the terms hereof, hereby promises to pay to the order of [______________________________________], a
[_____________________] corporation, or its successor or assigns (the "Holder"), at such place as the Holder may from time to time designate in writing to the Maker, in lawful money of the United States of America, the principal sum of _________________ Thousand and No/100 Dollars ($__________), together with interest as herein provided, subject to the terms set forth in this Convertible Promissory Note (the "Note"). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Subscription Agreement or the Notes.

     Section 1. Term. The principal balance of this Note, together with all accrued interest, shall be payable on the earlier of (i) the "Maturity Date" (as defined in Section 2, below) or (ii) the occurrence of any of the "Events of Default" (as defined in Section 6, below). Upon the payment in full of the outstanding principal and all accrued interest thereon, this Note shall be surrendered to the Maker for cancellation.

     Section 2. Maturity  Date.  The "Maturity  Date" is September  [__],  2006.

     Section 3. Interest; Prepayment. The unpaid principal balance of this Note shall bear interest at the rate of nine percent (9%) per annum payable semi-annually on June __, 2006 and the Maturity Date. Interest shall commence to accrue as of the date hereof and shall be calculated on the basis of a 365-day year. Any interest not paid shall be capitalized as principal and compounded semiannually. In no event shall the Holder be entitled to interest exceeding the maximum rate permitted by the laws of the State of Delaware. If any excess of interest is provided for or shall be adjudicated to be so provided for in this Note, then in such event: (i) the provisions of this paragraph shall govern and control; (ii) the Maker shall not be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount permitted by the laws of the State of Delaware; and (iii) any such excess which may have been collected or attributed shall be subtracted from the then unpaid principal amount hereof, or refunded to the Maker. For so long as any Event of Default is continuing, and until such default has been cured, interest shall accrue at a rate of 14% per annum on the unpaid portion of principal and interest on this Note.

     Subject to the Maker's providing not less than 10 days' written notice to the Holder to provide the Holder with the opportunity to exercise any or all of his conversion rights, the Maker may prepay this Note at any time, in whole or in part, without premium or penalty. All such payments shall be applied first to accrued but unpaid interest and the remainder to principal.

     Section 4. Conversion.

          (a) Optional Conversion. All or any portion of the principal amount of this Note then outstanding, together with any accrued and unpaid interest hereunder, may be converted at the option of the Holder at any time and from time to time into shares of the Maker's common stock, $.001 par value (the "Common Stock") at a conversion price (the "Conversion Price") of $.06 per share of Common Stock (a "Conversion Share"), with the number of Conversion Shares subject to adjustment from time to time pursuant to Section 11, at the sole discretion of the Holder, at any time through and including the Maturity Date. The Holder may effect conversions under this Section 4, by delivering written notice in the form attached hereto as Exhibit A (the "Conversion Notice") to the Maker. Holder may convert the principal amount of this Note and if the Holder is converting less than all of the principal amount, together with any accrued and unpaid interest hereunder, represented by this Note, the Maker shall honor such conversion to the extent permissible hereunder and shall promptly deliver to the Holder a schedule in the form of Schedule 1 attached hereto (the "Conversion Schedule") indicating the principal amount which has not been converted.

          (b) Mandatory Conversion. On the day that written notice is given to the Holder by the Company, this Note shall be automatically converted into Conversion Shares at the then effective Conversion Price if (a) the closing price for a share of Common Stock as reported on the Over the Counter Bulletin Board (or the principal market for the Company's Common Stock at the time if other than the Over the Counter Bulletin Board) has been at least $.18 per share (subject to adjustment consistent with any adjustment in the Conversion Price hereunder) for the period of 10 consecutive trading days prior to the date on which such notice is sent by the Company, and (b) the Conversion Shares to be issued upon conversion and the shares underlying the Unit Warrant Shares have been registered for resale pursuant to a registration statement declared and remaining effective pursuant to the Securities Act of 1933, as amended (the "Securities Act").

     Section 5. Mechanics of Conversion.

          (a) Number of Issuable Conversion Shares. The number of Conversion Shares issuable upon conversion of the Note and any interest thereunder shall equal the outstanding principal amount of this Note and any interest thereon to be converted, divided by the Conversion Price on the "Conversion Date,". The Conversion Date is the date of the Conversion Notice.

          (b) Effective Date of Conversion; Certificate. Each and every conversion hereunder shall be effective on the Conversion Date. The Maker shall, by the fifth business day following each Conversion Date, issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate a certificate for the Conversion Shares. The Holder, or any Person so designated by the Holder to receive Conversion Shares, shall be deemed to have become holder of record thereof as of such Conversion Date.

          (c) Effect of Conversion Notice. The Holder shall deliver this original Note to the Maker to effect a conversion hereunder or an affidavit of loss and indemnity agreement in form and substance reasonably acceptable to the Maker and in accordance with Section 12.1. Notwithstanding any failure to deliver the original Note, execution and delivery of the Conversion Notice by the Holder shall have the same effect as cancellation of the Note and issuance of a New Note representing the remaining outstanding principal amount.

          (d) The Maker's Obligations. The Maker's obligations to issue and deliver Conversion Shares upon conversion of this Note in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation, or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Maker or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Maker to the Holder in connection with the issuance of such Conversion Shares.

     Section 6. Events of Default. Upon the occurrence of any of the following "Events of Default," all principal and accrued and unpaid interest shall immediately become due and payable:

          (a) Bankruptcy, etc. The Company shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy," as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against the Company, and the petition is not controverted within 20 days, or is not dismissed within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of the Company, or the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company, or there is commenced against the Company any such proceeding which remains undismissed for a period of 60 days, or the Company is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or the Company makes a general assignment for the benefit of creditors; or any corporate action is taken by the Company for the purpose of effecting any of the foregoing;

          (b) Breach of Covenants. The breach of any of the covenants of the Maker set forth in this Note and the Warrant To Purchase Shares of Common Stock of the Maker issued to Holder as of the date hereof, subject to a thirty calendar day period to cure following written notice thereof from Holder.

          (c) Nonpayment of Principal and Interest. If any of the principal or accrued and unpaid interest shall not be paid when due, subject to a thirty day period to cure.

     Section 7. Charges, Taxes, and Expenses. Issuance of certificates for Conversion Shares upon conversion of (or otherwise in respect of) this Note shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Maker; provided, however, that the Maker shall not be required to pay any tax that may be payable in respect of any transfer involved in the registration of any certificates for Conversion Shares or Note in a name other than that of the Holder.

     Section 8. Reservation of Common Stock. The Maker covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Conversion Shares as required hereunder, the number of shares of Common Stock that are then issuable and deliverable upon the conversion of (and otherwise in respect of) this entire Note (taking into account the adjustments of Section 10), free from preemptive rights or any other contingent purchase rights of persons other than the Holder. The Maker covenants that all Conversion Shares so issuable and deliverable shall, upon issuance in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.

     Section 9. Certain Adjustments. The Conversion Price is subject to adjustment from time to time as set forth in this Section 10.


          (a)  Stock Dividends and Splits.  If the Maker, at any time while this
Note is outstanding: (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this subsection shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this subsection shall become effective immediately after the effective date of such subdivision or combination.

          (b) Reorganization, Consolidation, Merger, etc. In case at any time or from time to time, the Maker shall (a) effect a reorganization, (b) consolidate with or merge with or into any other person, (c) reclassify its shares of capital stock in such a manner as would effect its Common Stock, or
(d) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Maker, then, in each such case, as a condition to the consummation of such a transaction, proper and adequate provision shall be made by the Maker whereby the Holder of the Note, on the conversion hereof as provided in Section 4, at any time after the consummation of such reorganization, consolidation, merger, or reclassification or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Conversion Shares and Conversion Warrants issuable on such conversion prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such Holder had so converted this Note, immediately prior thereto, all subject to further adjustment thereafter as otherwise provided in this Section 10.

          (c) Calculations. All calculations under this Section 10 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Maker, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

          (d) Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 11, the Maker at its expense will compute such adjustment in accordance with the terms hereof. Upon written request by a Holder, Maker will deliver to any Holder so requesting a certificate describing in reasonable detail such adjustment and the transactions giving rise thereto,

     Section 10. Fractional Shares. The Maker shall not be required to issue or cause to be issued fractional Conversion Shares on conversion of this Note. If any fraction of a Conversion Share would, except for the provisions of this
Section 10, be issuable upon conversion of this Note or payment of interest hereon, the number of Conversion Shares to be issued will be rounded up to the nearest whole Conversion Share.

     Section 11. Miscellaneous.

     (a) Exchange; Lost, Stolen, Destroyed, or Mutilated Note. Upon receipt of evidence reasonably satisfactory to the Maker of the ownership of and the loss, theft, destruction, or mutilation of this Note and (in the case of loss, theft, or destruction) upon delivery of an indemnity agreement in an amount and by a person or an entity reasonably satisfactory to the Maker, or (in the case of mutilation) upon surrender and cancellation of the mutilated Note, the Maker will execute and deliver, in lieu thereof, a new Note containing the same terms and conditions, as adjusted for unpaid principal and interest on this Note.

     (b) Successors and Assigns. The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Note, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Note, except as expressly provided in this Note.

     (c) Notices. Any notice required or permitted under this Note shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or by telex or confirmed facsimile, or one delivery day after deposit with a recognized overnight express delivery service or courier (for FedEx Express Overnight [or equivalent] delivery to and from an address within the United States of America) or three delivery days after deposit with a recognized overnight express delivery service or courier (for FedEx Express International Priority [or equivalent] delivery to and from an address outside the United States of America), and addressed to the party to be notified at the address indicated for such party below, or at such other address as such party may designate by ten days' advance written notice to the other party:

     (a)  If to the Maker:      Phase III Medical, Inc.
                                330 South Service Road
                                Suite 120
                                Melville, NY 11747
                                Attention: Mark Weinreb, Chief Executive Officer
                                Facsimile: 631.574.4955

     With a copy to:            (which shall not constitute notice)
                                Lowenstein Sandler PC
                                65 Livingston Ave.
                                Roseland, NJ 07068
                                Fax 973.597.2565

     (b)  If to the Holder:     [____________________________________]
                                [____________________________________]
                                [____________________________________]
                                [____________________________________]
                                Facsimile: [_________________________]


          With a copy to:       Meister Seelig & Fein LLP
          (which shall not      140 East 45th Street, 19th Floor
          constitute notice)    New York, NY 10017
                                Attention: Ronniel Levy, Esq.
                                Facsimile: 646.539.3622

     (d) Severability. If one or more provisions of this Note are held to be unenforceable under applicable law, such provisions shall be excluded from this Note and the balance of this Note shall be interpreted as if such provisions were so excluded and shall be enforceable in accordance with its terms.

     (e) Consents, Waivers, and Modifications. No consent, waiver or modification of any nature relating to this Note, or the obligations of the Maker hereunder, shall be effective unless the same is in writing and signed by an authorized representative of the Holder.

     (f) Entire Agreement. This Note and the other documents delivered pursuant hereto, or referenced herein, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof.

     (g) Governing Law. This Note shall be construed in accordance with and governed by the laws of the State of Delaware and the venue for any dispute resolution process shall be New York County, New York. Subject to the terms of this Note, this Note is an instrument representing an unconditional obligation of the Maker for payment of money only and is enforceable by summary proceeding and without a jury pursuant to New York C.P.L.R. 3213, in the Supreme Court of the State of New York, County of New York.

     (h) Further Assurances. At any time or from time to time upon request of a party hereto (the "Requesting Party"), the other party hereto will execute and deliver such further documents and do such other acts and things as the Requesting Party may reasonably request in order fully to effectuate the purpose of this Note and to provide for the payment of the principal and interest due hereunder.

     (i) No Stockholder Rights. No provision of this Note shall be construed as conferring upon the Holder the right to vote or to consent or to receive dividends or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Maker or any other matter whatsoever as a stockholder of the Maker. No provision hereof, in the absence of conversion referred to in Section 4 hereof, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of Holder for the purchase price of such shares or as a stockholder of the Maker, whether such liability is asserted by the Maker, creditors of the Maker, or others.

     (j) Amendments. This Note may not be amended without the prior, written consent of the Holder (which consent shall not be unreasonably withheld, delayed, or denied), if such amendment would materially and adversely disadvantage the Holder or one or more of such holders vis-a-vis any of such other holders.

     (k) Headings. The titles and subtitles used in this Note are used for convenience only and are not to be considered in construing or interpreting this Note.

     IN WITNESS WHEREOF, the undersigned has executed or caused a duly authorized officer or representative to execute this Note, all as of the date first above written.

                                       PHASE III MEDICAL, INC.
                                       a Delaware corporation



                                       By:
                                           -------------------------------------
                                           Mark Weinreb, Chief Executive Officer

                                    EXHIBIT A

                                CONVERSION NOTICE

(To be Executed by the Registered Holder in order to convert Note)

     The undersigned hereby elects to convert the principal amount of Note and any accrued interest thereon indicated below, into Units, as of the date written below. If shares are to be issued in the name of a Person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Maker in accordance therewith. No fee will be charged to the Holder for any conversion, except for such transfer taxes, if any. All terms used in this notice shall have the meanings set forth in the Note.

Conversion calculations:
                         -------------------------------------------------------
                                       Date to Effect Conversion

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               Principal amount of Note owned prior to conversion

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                    Principal amount of Note to be Converted

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               Principal amount of Note remaining after Conversion

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                        Accrued Interest to be Converted

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                  Number of shares of Common Stock to be Issued

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                           Applicable Conversion Price

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                                 Name of Holder

By:
    ----------------------------------------------------------------------------
    Name:
           --------------------------------------------
    Title:
           --------------------------------------------

                                   Schedule 1

                             PHASE III MEDICAL, INC.
                    CONVERTIBLE NOTE DUE SEPTEMBER [__], 2006

                               CONVERSION SCHEDULE

     This Conversion Schedule reflects conversions made under the above-referenced Note.

------------------------------ -------------------------- --------------------- ---------------------------------
                                                           Aggregate Principal
                                                            Amount Remaining
                                                              Subsequent to
     Date of Conversion          Amount of Conversion          Conversion         Applicable Conversion Price
------------------------------ -------------------------- --------------------- ---------------------------------

------------------------------ -------------------------- --------------------- ---------------------------------

------------------------------ -------------------------- --------------------- ---------------------------------

------------------------------ -------------------------- --------------------- ---------------------------------

------------------------------ -------------------------- --------------------- ---------------------------------